EXHIBIT 10.35

                 OFFICER AND DIRECTOR WARRANT PURCHASE AGREEMENT
                 -----------------------------------------------



         THIS OFFICER AND DIRECTOR WARRANT PURCHASE AGREEMENT ("Agreement") is made as of the 17th day of August, 2007 by and among INTRAOP MEDICAL
CORPORATION, a Nevada corporation (the "Company"), and the persons listed on Exhibit A attached hereto (each a "Purchaser" and collectively the "Purchasers").

                                    Recitals

         A. The Company and the Purchasers have agreed that the Company shall issue and sell to the Purchasers at the First Closing (as defined below), for an aggregate purchase price of $92,000.00, warrants to purchase an aggregate of 1,150,000 shares of the Company's Common Stock.

         B. The Company and the Purchasers have further agreed that the Purchasers shall exercise such warrants in full at the Second Closing (as defined below).

         C. This Agreement shall be binding upon the Company and the Purchasers only upon delivery of the signatures pages hereto by the Company and the Purchasers.

                                    Agreement

         In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "First Closing" shall have the meaning set forth in the Purchase Agreement.

                  "Officer   and   Director    Warrants"   means   warrants   in
substantially the form attached hereto as Exhibit B.

                  "Officer and Director Warrant Shares " means the shares of the Company's Common Stock issuable upon exercise of the Officer and Director Warrants.

                  "Purchase Agreement" means the Common Stock and Warrant Purchase Agreement dated as of August 17, 2007 by and among the Company and the other persons set forth on the schedule of purchasers attached thereto.

                  "Second Closing" shall have the meaning set forth in the Purchase Agreement.


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                  "Securities"  means the Officer and  Director Warrants and the
Officer and Director Warrant Shares.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         2. Purchase and Sale of the Officer and Director Warrants.

                  2.1 Officer and Director Warrants. Upon the terms and subject to the conditions set forth in this Agreement, at the First Closing, each of the Purchasers shall, severally and not jointly, purchase, and the Company shall sell and issue to the Purchasers, an Officer and Director Warrant for the purchase of that number of Officer and Director Warrant Shares set forth next to such Purchaser's name on Exhibit A attached hereto in consideration for the purchase price, payable in cash, set forth next to such Purchaser's name on Exhibit A.

                  2.2 Exercise of the Officer and Director Warrants. At or within ten (10) days after the Second Closing, each Purchaser shall exercise in full the Officer and Director Warrant issued to such Purchaser.

         3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers that:

                  3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties.

                  3.2 Authorization. The Company has full corporate power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement, (ii) the authorization of the performance of all obligations of the Company hereunder and (iii) the authorization, issuance, sale and delivery of the Securities, subject in the case of the Officer and Director Warrant Shares to stockholder approval and filing of an amendment to the Company's Amended and Restated Articles of Incorporation authorizing an increase in the number of shares of Common Stock issuable by the Company to 500,000,000 (as adjusted for stock splits, combinations or other similar transactions). This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally.

                  3.3 Valid Issuance. The Securities have been duly and validly authorized. The Officer and Director Warrant Shares have been reserved for issuance, subject to stockholder approval and filing of an amendment to the Company's Amended and Restated Articles of Incorporation authorizing an increase in the number of shares of Common Stock issuable by the Company to 500,000,000 (as adjusted for stock splits, combinations or other similar transactions), and, upon issuance pursuant to the Officer and Director Warrants, will be duly and validly issued and fully paid and nonassessable.

                  3.4 Consents. The execution, delivery and performance by the Company of this Agreement to which it is a party and the offer, issuance and sale of the Securities requires no consent of, action by or in respect of, or filing with, any person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

                  3.5 Private Placement. Subject to the accuracy of each Purchaser's representations in Section 4 hereof, the offer and sale of the Securities to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act.

         4. Representations and Warranties of the Purchasers. Each of the Purchasers hereby, severally and not jointly, represents and warrants to the Company that:

                  4.1 Enforceability. This Agreement constitutes the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

                  4.2 Purchase Entirely for Own Account. The Securities to be received by such Purchaser hereunder will be acquired for such Purchaser's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act.

                  4.3 Investment Experience. Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities contemplated hereby.

                  4.4 Disclosure of Information. Such Purchaser has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.

                  4.5 Restricted Securities. Such Purchaser understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

                  4.6 Legends. It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

                           (a)  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR
(III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS."

                           (b)  If  required by the authorities of any state  in
connection with the issuance of sale of the Securities, the legend required by such state authority.

                  4.7 Accredited Investor. Such Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act.

                  4.8 No General Solicitation. Such Purchaser did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

         5. Miscellaneous.

                  5.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchasers holding a majority of the Securities, as applicable. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  5.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or PDF, which shall be deemed an original.

                  5.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  5.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by facsimile or electronic mail, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days' advance written notice to the other party:

                           If to the Company:

                                   Intraop Medical Corporation
                                   570 Del Rey Avenue
                                   Sunnyvale, CA 94085
                                   Attention:  Chief Financial Officer
                                   Facsimile:  (734) 503-6529

                           With a copy to:

                                   Hanson, Bridgett, Marcus, Vlahos & Rudy, LLC
                                   425 Market Street, 26th Floor
                                   San Francisco, CA  94105
                                   Attention:  David M. Pike
                                   Facsimile: (415) 541-9366

                           If to the  Purchasers,  to the addresses on file with
the Company.

                  5.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.

                  5.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Purchasers holding a majority of the Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities and the Company.

                  5.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                  5.8 Entire Agreement. This Agreement, including the exhibits, constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

                  5.9 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                  5.10 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Santa Clara County and the United States District Court for the Northern District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.


                            (Signature page follows)

                  IN WITNESS WHEREOF, the parties have executed this Officer and Director Warrant Purchase Agreement as of the date first above written.

The Company:                           Intraop Medical Corporation



                                       By: /s/  Donald A. Goer
                                           -------------------------------------
                                           Name: Donald A. Goer
                                           Title: President and CEO

         IN WITNESS WHEREOF, the parties have executed this Officer and Director Warrant Purchase Agreement as of the date first above written.

The Purchasers:                        /s/ Keith Jacobsen
                                       -----------------------------------------
                                       (Signature)

                                       Keith Jacobsen
                                       -----------------------------------------
                                       (Print Name)

                                       /s/ M. Dean Whitney
                                       -----------------------------------------
                                       (Signature)

                                       M. Dean Whitney
                                       -----------------------------------------
                                       (Print Name)

                                       /s/ Stephen L. Kessler
                                       -----------------------------------------
                                       (Signature)

                                       Stephen L. Kessler
                                       -----------------------------------------
                                       (Print Name)

                                       /s/ John P. Matheu
                                       -----------------------------------------
                                       (Signature)

                                       John P. Matheu
                                       -----------------------------------------
                                       (Print Name)

                                       /s/ Thomas Cook
                                       -----------------------------------------
                                       (Signature)

                                       Thomas Cook
                                       -----------------------------------------
                                       (Print Name)

                                    EXHIBIT A
                                    ---------

                             Officers and Directors
                             ----------------------



Name                     Number of Warrant Shares            Purchase Price
----                     ------------------------            --------------

Keith Jacobsen                    625,000                     $50,000.00

M. Dean Whitney                   125,000                     $10,000.00

Stephen L. Kessler                125,000                     $10,000.00

John P. Matheu                    125,000                     $10,000.00

Thomas Cook                       150,000                     $12,000.00

                             ----------------             ------------------
TOTAL:                          1,150,000                     $92,000.00

                                    EXHIBIT B
                                    ---------

                      Form of Officer and Director Warrant
                      ------------------------------------